SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

DWS California Tax–Free Income Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Emerging Markets Fixed Income Fund
DWS Floating Rate Plus Fund
DWS Global Bond Fund
DWS Global Inflation Plus Fund
DWS GNMA Fund
DWS High Income Fund
DWS High Income Plus Fund

DWS Intermediate Tax/AMT Free Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax–Free Fund
DWS New York Tax–Free Income Fund
DWS Short Duration Fund
DWS Short Duration Plus Fund
DWS Short–Term Municipal Bond Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax–Free Fund
DWS Strategic Income Fund
DWS U.S. Bond Index Fund
DWS Variable Series I: DWS Bond VIP DWS Variable Series II: DWS Core Fixed Income VIP DWS Government & Agency Securities VIP DWS High Income VIP DWS Money Market VIP DWS Strategic Income VIP

The following replaces similar information under the “For More Information” subsection of the “OTHER POLICIES AND RISKS” section of each fund’s prospectus:

A complete list of each fund’s portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Please Retain This Supplement for Future Reference
July 23, 2010
DMF–3698